Exhibit 10.1
CIRRUS LOGIC, INC. 2006 STOCK INCENTIVE PLAN
NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Holder’s Name:

Holder’s Address:	\
     You (“Holder”) are hereby granted an award (this “Award”) of Restricted Stock Units, whereby each Restricted Stock Unit represents the right to receive one share of Common Stock of Cirrus Logic, Inc. following the applicable vesting date, subject to the terms and conditions of the Cirrus Logic, Inc. 2006 Stock Incentive Plan (the “Plan”) and the related Restricted Stock Unit Agreement (the “RSU Agreement”), as set forth below. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan. The term “Restricted Stock Unit” shall have the same meaning as the term “Phantom Stock Award” set forth in the Plan, and this Award, the RSU Agreement, and the Plan shall each be interpreted accordingly (for example, this Award shall be considered to be the same as a Phantom Stock Award as defined in the Plan).
Grant Number:
Date of Grant:
Number of Restricted
Stock Units Granted:
Vesting Schedule: Subject to your continuous service to the Company or its Affiliates from the Date of Grant through the applicable vesting date and the other terms and conditions set forth herein, the Restricted Stock Units granted pursuant to this Award will vest in accordance with the following schedule:

Shares	Vest Type	Vest Date

Expiration Date to Accept:	2 business days prior to vest date
     Failure to execute and return the documents applicable to this Award before the Expiration Date to Accept set forth above will render this Award and the grant of the Restricted Stock Units invalid.
     By your signature or electronic acceptance of this Notice of Grant and the signature of the Company’s representative below, you and the Company hereby acknowledge your acceptance of this Award of Restricted Stock Units granted on the Date of Grant indicated above, which has been issued under the terms and conditions of the Plan and the RSU Agreement. You further acknowledge receipt of a copy of the Plan and the RSU Agreement and agree to all of the terms and conditions of the Plan and the RSU Agreement, which are incorporated in this Award by reference.

HOLDER:		CIRRUS LOGIC, INC.

By:

Signature		Jason P. Rhode

Printed Name

Date